SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM 8-K

                        CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         May 20, 2015
                       Date of Report
              (Date of Earliest Event Reported)

                 USA CAPITAL MANAGEMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware            000-55309              47-2128828
(State or other                           (IRS Employer
jurisdiction   (Commission File Number)  Identification No.)
of incorporation)


           USA Capital Management, Inc.
            404 Ave Constitucion #2403
         San Juan, Puerto Rico 00901
     (Address of Principal Executive Offices)

                786-506-3820
        (Registrant's Telephone Number)

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws

     On May 20, 2015, the USA Capital Management, Inc. (the "Corporation") converted its corporate situs from a Delaware corporation to a Puerto
Rico corporation and filed such necessary documentation with each such jurisdiction. There was no change in the capitalization or the fiscal year of the Corporation.

                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              USA CAPITAL MANAGEMENT, INC.


Date: June 3,  2015           Richard Meruelo
                              President